\\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Exhibit 99.2 Q3 2018 Results Presentation | November 6, 2018 1 PRIVILEGED AND CONFIDENTIAL

Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for the fourth quarter and full year 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward- looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for the fourth quarter and full year 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; favorable interest expense due to the recent debt reduction; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income, eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; non-recurring, extraordinary items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, iii) one-time non-cash gains, iv) other non- recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. Where applicable such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Introduction Gary Michel, President and CEO 3

Introduction Mixed Financial Results in Q3 2018: . Q3 results in line with preliminary financials announced on October 15th . Solid performance from recent acquisitions offset by flat core revenue growth . Operating results impacted by lower than anticipated volumes and related productivity inefficiencies as well as unfavorable mix . Price/cost improved sequentially from Q2, but inflation in materials and freight remain a challenge Q3 Key Developments:  Action plans in place to drive improved volumes in 2019 on improved service levels  Disciplined focus on returning to core margin improvement through pricing, productivity, and restructuring  Successful integration of recent acquisitions, tracking at or ahead of expectations  Promoted John Linker to CFO  Recorded contingency expense of $76.5 million related ongoing Steves litigation MIXED RESULTS ON LOWER THAN EXPECTED CORE GROWTH AND PRODUCTIVITY 4

Third Quarter Summary . Q3 net revenues increased 14.7% YOY - Driven by 17% contribution from acquisitions, partially offset by (2%) foreign currency headwind - Core revenue growth was flat, as 2% benefit from pricing was offset by (2%) volume . Q3 net income of $28.9 million, a decrease of $22.4 million YOY - Impacted by higher SG&A, driven primarily by a litigation contingency expense of $76.5 million . Q3 adjusted EBITDA of $132.9 million with margins of 11.7%, a (120) bps decline YOY - Margins impacted by core business decline of (130) bps and recent acquisitions . Repurchased 1,436,677 shares of common stock for $36.6 million - $166.4 million remaining under current $250 million authorization . Net leverage stands at 3.0x - Expect net leverage to improve by year end due to seasonal working capital DECREASE IN ADJ. EBITDA MARGINS DRIVEN BY CORE BUSINESS 5

Financial Review John Linker, Incoming CFO 6

Q3 and YTD 2018 Financial Summary USD in millions (except for per share items) Q3 YTD 2018 YoY Change 2018 YoY Change Net Revenues $1,136.9 14.7% $3,255.6 16.8% Gross Margin $241.8 6.1% $696.4 8.7% Gross Margin Percent 21.3% (170 bps) 21.4% (160 bps) Net Income $28.9 (43.7%) $104.7 0.1% EPS – Diluted $0.27 (42.6%) $0.97 2.1% Adjusted EPS – Diluted $0.40 (27.3%) $1.18 (6.3%) Adjusted EBITDA $132.9 3.7% $355.7 6.3% Adjusted EBITDA Margin 11.7% (120 bps) 10.9% (110 bps) MARGINS UNFAVORABLY IMPACTED BY CORE AND ACQUISITIONS 7

Q3 and YTD 2018 Net Revenues Walk Q3 2018 JELD-WEN North America Europe Australasia Pricing 2% 3% 1% 0% Volume/Mix (2%) (3%) (1%) (1%) Core Growth 0% 0% 0% (1%) Acquisitions 17% 17% 13% 22% FX (2%) 0% (2%) (7%) Total 14.7% 16.8% 10.5% 14.0% YTD 2018 Pricing 2% 2% 1% 1% Volume/Mix (1%) (2%) 0% 1% Core Growth 1% 0% 1% 2% Acquisitions 15% 14% 13% 21% FX 1% 0% 5% (1%) Total 16.8% 14.4% 19.2% 21.5% FLAT CORE GROWTH AS POSITIVE PRICE NEGATED BY VOLUME/MIX 8

North America Segment Performance USD in millions Q3 - Total Q3 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $668.2 16.8% 0% Adjusted EBITDA $84.1 2.0% (7%) Adjusted EBITDA Margin 12.6% (180 bps) (100 bps) YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $1,839.3 14.4% 0% Adjusted EBITDA $210.8 (0.8%) (9%) Adjusted EBITDA Margin 11.5% (170 bps) (120 bps) VOLUME / MIX / INFLATION DRIVING MARGIN COMPRESSION; EXPECT 2019 IMPROVEMENT (1) Excludes impact of FX and acquisitions completed in the last 12 months. 9

Europe Segment Performance USD in millions Q3 - Total Q3 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $292.9 10.5% 0% Adjusted EBITDA $28.1 (15.7%) (20%) Adjusted EBITDA Margin 9.6% (300 bps) (250 bps) YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $913.3 19.2% 1% Adjusted EBITDA $99.9 2.3% (7%) Adjusted EBITDA Margin 10.9% (180 bps) (90 bps) VOLUME/MIX AND INFLATION DRIVING CORE MARGIN WEAKNESS; EXPECT 2019 IMPROVEMENT (1) Excludes impact of FX and acquisitions completed in the last 12 months. 10

Australasia Segment Performance USD in millions Q3 - Total Q3 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $175.9 14.0% (1%) Adjusted EBITDA $26.3 14.7% 3% Adjusted EBITDA Margin 14.9% 10 bps 50 bps YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $503.0 21.5% 2% Adjusted EBITDA $67.2 25.6% 8% Adjusted EBITDA Margin 13.4% 50 bps 80 bps STRONG GROWTH AND MARGIN PERFORMANCE IN SOFT MARKET (1) Excludes impact of FX and acquisitions completed in the last 12 months. 11

Balance Sheet and Cash Flow USD in millions Balance Sheet and Liquidity September 29, 2018 December 31, 2017 Total Debt $1,532.4 $1,273.7 Cash $151.4 $220.2 Total Net Debt $1,381.0 $1,053.5 Net Debt / Adjusted EBITDA 3.0x 2.4x Liquidity (1) $354.5 $512.2 Cash Flow Q3 YTD 2018 Q3 YTD 2017 Cash Flow From Operations $88.0 $174.3 Capital Expenditures (2) ($80.2) ($32.4) Free Cash Flow $7.8 $141.9 (1) Liquidity includes cash and availability from undrawn revolving credit facilities. (2) Includes purchases of property, equipment, and intangible assets. LEVERAGE ELAVATED DUE TO M&A AND SEASONAL WORKING CAPITAL 12

2018 Outlook and Long-term Margin Improvement 13

2018 Outlook USD in millions Q4 2018 Outlook 2017 Q4 Actual 2018 Q4 Outlook Adjusted EBITDA $103.1 $99.0 to $114.0 Full Year 2018 Outlook Prior 2018 FY Outlook from August (1) 2018 FY Updated Outlook (2) Net Revenue Growth 16.0% to 18.0% 15.0% to 17.0% Adjusted EBITDA $500 to $520 $455 to $470 Capital Expenditures $100 to $120 $100 to $110 Full Year 2018 Outlook Assumptions at Midpoint of Range Revenue Growth Assumption Adj. EBITDA Margin Change v. PY Previous Updated Previous Updated Core 3% 1% 70 bps (70 bps) Acquisitions 13% 14% (60 bps) (40 bps) FX 1% 1% (10 bps) 10 bps Total 2018 Outlook (at midpoint) 17% 16% 0 bps (100 bps) DETERIORATION IN CORE DRIVING MARGIN WEAKNESS (1) Based on FX rates as of July 2018. 14 (2) Based on current FX rates.

Manufacturing Cost Structure Exceeds Peer Group Median Revenue ($ in billions) Adj. EBITDA Margins $1.5B (500 bps) $4.2 15.8% $2.7 10.8% JELD-WEN Peer Group Median JELD-WEN Peer Group Median SG&A as % of Revenue (1) Adj. EBITDA per Employee ($ in thousands) (170 bps) ($30K) 15.5% 17.2% $52 $22 JELD-WEN Peer Group Median JELD-WEN Peer Group Median SCALE IN REVENUE SIZE VS. PEERS; SIGNIFICANT OPPORTUNITY TO IMPROVE MARGINS THROUGH PRODUCTIVITY AND OVERHEAD REDUCTION Source: Capital IQ, last 12 months reported results 15 Peer group includes: ALLE, AWI, BECN, DOOR, EXP, FBHS, FBM, GMS, IBP, JHX, LPX, MAS, MHK, MLM, OC, PGTI, PPG, SUM, TILE, VMC (1) JELD SG&A excludes litigation expenses and contingency.

Path to Margin Target on Current Volumes

Assumes no revenue growth from volume/mix required to achieve margin target, however additional revenue from pricing is assumed to offset inflation.

10.6%

2018 Adj. EBITDA Margin Guidance Midpoint

Global Footprint Consolidation Plan

- $100M+ savings opportunity
  - $75M project plans complete
  - $25M+ validation in process
- ~25 facilities included

Cost Productivity Through JEM

- $100M+ savings opportunity
- Represents a ~3.0% reduction in COGS
- Productivity plan includes savings from:
  - Labor efficiency
  - Automation
  - Sourcing
  - Improved quality
  - Reduction in warranty and scrap
  - Value analysis value engineering (VAVE)
  - Freight

15% +

Adj. EBITDA Margin Target

CLEAR PATH TO 15%+ BY 2022 ON CURRENT VOLUME LEVELS

16

Global Footprint Consolidation Strategic Overview Leverage Acquired • Reduction in structural costs and overhead Manufacturing Assets For • Improve freight routes and lead times Footprint Consolidation • Vertical integration for cost benefits • Improve health and safety • Reduces complexity • Increases capacity Drive JEM to Increase • Optimize and automate key processes • Efficiency • Enhanced productivity Improves service • Standard work and manufacturing processes • Reduces costs • Improves profitability • Enhanced organizational capability Talent and Organizational • Talent review and management Management • Identification of gaps and elimination of waste or redundancy CONSOLIDATION PLAN REDUCES COST STRUCTURE & IMPROVES EFFICIENCY 17

Global Footprint Consolidation Financial Profile (USD in millions) Overview Timing of Savings • Reduce global footprint to improve cost structure and service levels $25 • Multiple projects will be launched over the next 3 years utilizing a standardized approach $75 • Estimated annualized cost savings are $100M+ by 2022 $15 2019 2022 Run Rate • $75M - project plans complete Project Plans Complete Project Plan Validation In Process • $25M - project plans in validation • Expected payback of approximately 2.5 years on Savings by Region capital and restructuring investments • Only a portion of investment required is incremental to current spending levels Rest of World • Expect annual capital expenditures to 30% increase from approximately 2.5% of sales North America to approximately 3.5% of sales for next two 70% years to fund restructuring plans • Expected 2019 savings of approximately $15 million RESTRUCTURING PLAN WILL DRIVE IMPROVED MARGINS AND ROIC 18

Cost Productivity Through JEM Culture and Tools Result • Problem solving (A3) • Productivity and capacity • Standard work • Employee engagement • Visual management • Improved safety • Value streams • Higher quality • Goal deployment • Improved service levels • Demand and labor planning • Increased margins and ROIC ESTABLISHING A CONTINUOUS IMPROVEMENT CULTURE 19

Summary . Successful leadership transition underway; no change to strategy or long-term targets . Continue to improve customer service, delivery, and quality to drive core growth . Focus on cost out: productivity, overhead reduction, footprint optimization . Offset inflation and tariffs with disciplined pricing . Successful integration of recent acquisitions PORTFOLIO, STRATEGY, AND OPERATING MODEL IN PLACE…FOCUS ON EXECUTION 20

Appendix 21

JELD-WEN WINDOWS & DOORS

Non-GAAP Reconciliation

Adjusted EBITDA (USD in millions)

	Three Months Ended		Nine Months Ended	
	September 29, 2018	September 30, 2017	September 29, 2018	September 30, 2017
Net income	$ 28.9	$ 51.3	$ 104.6	$ 104.5
Equity earnings of non-consolidated entities	—	(1.1)	(0.7)	(2.6)
Income tax (benefit) expense	(31.6)	13.0	(12.4)	33.0
Depreciation and amortization	31.2	27.6	90.3	80.6
Interest expense, net[(1)]	18.3	17.2	51.8	61.6
Impairment and restructuring charges	3.9	2.3	9.4	4.0
Gain on previously held shares of an equity investment	—	—	(20.8)	—
Gain on sale of property and equipment	(0.1)	(0.1)	(0.1)	(0.2)
Stock-based compensation expense	4.1	5.1	12.4	15.8
Non-cash foreign exchange transaction/translation loss (income)	2.8	(1.8)	0.9	5.3
Other non-cash items [(2)]	—	0.5	12.2	0.5
Other items[(3)]	75.1	14.3	107.9	31.6
Costs relating to debt restructuring and refinancing	0.2	—	0.3	0.3
Adjusted EBITDA[(4)]	$ 132.9	$ 128.2	$ 355.7	$ 334.5

(1) For the nine months ended September 30, 2017, interest expense includes the write-off of $6.1 of original issue discount and deferred financing fees related to the repayment of debt.

(2) Other non-cash items include; (i) charges of $12.2 for the fair value adjustment to the inventory acquired as part of our ABS acquisition inventory fair valuation in the nine months ended September 29, 2018; and (2) charges of $0.4 for the fair value adjustment to the inventory acquired as part of our Mattiovi acquisition inventory fair valuation in the three and nine months ended September 30, 2017.

(3) Other items not core to business activity include: (i) in the three months ended September 29, 2018, (1) $76.5 in litigation contingency accruals, (2) $1.8 in acquisition costs, partially offset by (3) $(3.7) in realized gain on hedges ; (ii) in the three months ended September 30, 2017, (1) $9.1 in legal costs, (2) $2.7 in realized loss on hedges, (3) $1.4 in acquisition costs; and (4) $0.3 in secondary offering costs; (iii) in the nine months ended September 29, 2018 (1) $76.5 in litigation contingency accruals, (2) $24.3 in legal costs, (3) $6.0 in acquisition costs, (4) $2.4 in costs related to the exit of the former CEO, partially offset by (5) $(3.7) in realized gain on hedges; and (iv) in the nine months ended September 30, 2017 (1) $24.9 in legal costs, (2) $2.7 in realized loss on hedges, (3) $1.4 in acquisition costs, (4) $1.3 in secondary offering costs, (5) $0.8 in legal entity consolidation costs, (5) $0.6 in facility shut down costs, (6) $0.3 in IPO costs, partially offset by (7) $(2.2) gain on settlement of contract escrow.

(4) Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP. For a discussion of our presentation of Adjusted EBITDA, see above under the heading "Non-GAAP Financial Information".

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Non-GAAP Reconciliation Adjusted EPS & Free Cash Flow (USD in millions) Three Months Ended Nine Months Ended September September September September (amounts in millions, except share and per share 29, 30, 29, 30, data) 2018 2017 2018 2017 Net income attributable to common shareholders $ 28.9 $ 51.3 $ 104.7 $ 94.0 Litigation contingency accrual 48.9 — 48.9 — Legal and professional fees 1.2 7.9 19.3 18.8 Impact of U.S. tax cuts and jobs act (40.2) — (40.2) — NOTE: Where applicable, adjustments Non-cash foreign exchange 1.8 (1.3) 0.6 3.9 transactions/translation (income) loss to net income and net income per Impairment and restructuring charges 2.5 1.7 6.0 2.9 share are tax-effected at a rate of Write-off of OID and debt issuance costs — — — 4.5 36.14% for the three and nine months Gain on previously held shares of an equity — — (13.3) — ended September 29, 2018 and investment 26.9% for the three and nine months Inventory valuation adjustments related to acquisitions — 0.3 7.8 0.3 September 30, 2017. Deferred tax liability write-off associated with — — (7.1) — equity investment Adjusted net income $ 43.1 $ 59.8 $ 126.7 $ 124.4 Diluted net income per share $ 0.27 $ 0.47 $ 0.97 $ 0.95 Litigation contingency accrual 0.46 — 0.45 — Legal and professional fees 0.01 0.07 0.18 0.19 Impact of U.S. tax cuts and jobs act (0.38) — (0.37) — Non-cash foreign exchange 0.02 (0.01) 0.01 0.04 transactions/translation (income) loss Impairment and restructuring charges 0.02 0.02 0.06 0.03 Write-off of OID and debt issuance costs — — — 0.05 Gain on previously held shares of an equity — — (0.12) — investment Inventory valuation adjustments related to acquisitions — — 0.07 — Deferred tax liability write-off associated with — — (0.07) — equity investment Adjusted net income per share $ 0.40 $ 0.55 $ 1.18 $ 1.26 Diluted shares used in adjusted EPS calculation 105,937,429 108,962,240 107,477,049 98,807,146 represent the fully dilutive shares Nine Months Ended September 29, September 30, 2018 2017 Net cash provided by operating activities $ 88.0 $ 174.3 Less capital expenditures 80.2 32.4 Free cash flow $ 7.8 $ 141.9 23